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                                                               EXHIBIT 10.14(c)



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


This First Amendment to Employment Agreement is made and entered into as of September 26, 2001, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and Allan C. Youngberg ("Executive").

                                    RECITALS

A) On July 23, 1999, an Employment Agreement was made and entered into by and between Employer and Executive.

B) Employer and Executive now desire to amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

1)   Section 3.1 of the Employment Agreement, which provides:

     3.1 TERM. The term of Executive's employment hereunder shall commence on August 13, 1999 and shall continue until August 12, 2001, unless sooner terminated or extended as hereinafter provided (the "Employment Term").

          is hereby amended, effective as of August 12, 2001, to provide as follows:

     3.1 TERM. The term of Executive's employment hereunder shall commence on August 13, 1999 and shall continue until August 12, 2002, unless sooner terminated or extended as hereinafter provided (the "Employment Term").

2) All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.


Executed in San Diego, California, as of the date first written above.


EXECUTIVE                                              EMPLOYER
---------                                              --------

                                                    PRICESMART, INC.

Allan C. Youngberg                                  By: /s/ GILBERT A. PARTIDA
                                                        ----------------------

/s/ ALLAN C. YOUNGBERG                              Name: GILBERT A. PARTIDA
----------------------                                    --------------------

                                                    Its:  PRESIDENT/CEO
                                                          --------------------